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                                                                  EXHIBIT 10.29


                               AMENDMENT NO. 2
                                     TO
                              CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of June 19, 1998, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on ANNEX 1 hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "MTLM FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT"), under the "CREDIT AGREEMENT" (as hereinafter defined); and BTCC in its individual capacity as a "LENDER" (as defined in the Credit Agreement). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                 WITNESSETH:

     WHEREAS, the Borrowers, the MTLM Funds Administrator, the Agent and the Lender have entered into that certain Credit Agreement dated as of March 31, 1998 (the "CREDIT AGREEMENT"), pursuant to which the Lender has agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

     WHEREAS, the Borrowers, the Agent and the Lender have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the MTLM Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

        1.1 SECTION 1.1 CASH EQUIVALENTS of the Credit Agreement is hereby by deleting the reference to the amount of "$200,000,000" appearing in the ninth line thereof and substituting the amount of "$250,000,000" therefor.


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        1.2 SECTION 1.1 FEE LETTER of the Credit Agreement is hereby amended by adding the words ", as amended, restated, supplemented or otherwise modified from time to time" after the words "BTCC and MTLM" appearing in the second line thereof.

        1.3 SECTION 1.1 LINE OF CREDIT of the Credit Agreement is hereby amended by deleting the reference to the amount of "$200,000,000" appearing in the fourth line thereof and substituting the amount of "$250,000,000" therefor.

        1.5 ANNEX I to the Credit Agreement is hereby amended by deleting the reference to the amount of "$200,000,000" appearing opposite the term Commitment Amount and substituting the amount of "$250,000,000" therefor.

     2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

        (a) Agent shall have received six (6) copies of this Amendment, duly executed by Lender, each of the Borrowers and the MTLM Funds
     Administrator;

        (b) Agent shall have received six (6) copies of the Supplement to the Fee Letter of even date herewith, duly executed by MTLM, together with payment of the Supplemental Commitment Fee as defined therein; and

        (c) Agent shall have received a Substituted and Amended Revolving
     Note in the principal amount of $250,000,000 of even date herewith, duly executed by each of the Borrowers.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

        3.1 Each of the Borrowers and the MTLM Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this Amendment:

         (a) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

         (b) No Default or Event of Default has occurred which is continuing;

         (c) this Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the MTLM Funds Administrator, respectively, and are enforceable against each of the



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     Borrowers and the MTLM Funds Administrator in accordance with their respective terms; and

         (d) the execution and delivery by the Borrowers and the MTLM Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

        4.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the MTLM Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     5. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                               BT COMMERCIAL CORPORATION, in its individual capacity as a Lender and in its capacity as Agent


                               By: /s/ Frank Fazio
                                  ------------------------------
                                  Frank Fazio
                                  Vice President


                               METAL MANAGEMENT, INC., a Delaware
                               corporation, in its individual capacity as a Borrower and in its capacity as MTLM Funds Administrator


                               By: /s/ David A. Carpenter
                                  ------------------------------
                                   David A. Carpenter
                                   Vice President




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                                    AEROSPACE METALS, INC.
                                    AMERICAN SCRAP PROCESSING, INC.
                                    BRIQUETTING CORPORATION OF AMERICA
                                    C SHREDDING CORP.
                                    CALIFORNIA METALS RECYCLING, INC.
                                    CIM TRUCKING, INC.
                                    COMETCO CORP.
                                    COZZI BUILDING CORPORATION
                                    COZZI IRON & METAL, INC.
                                    EMCO TRADING, INC.
                                    FERREX TRADING CORPORATION
                                    FIRMA, INC.
                                    FIRMA PLASTIC CO., INC.
                                    HOUSTON COMPRESSED STEEL CORP.
                                    HOUTEX METALS COMPANY, INC.
                                    THE ISAAC CORPORATION
                                    P. JOSEPH IRON & METAL, INC.
                                    KANKAKEE SCRAP CORPORATION
                                    MAC LEOD METALS CO.
                                    METAL MANAGEMENT ARIZONA, INC.
                                    METAL MANAGEMENT REALTY, INC.
                                    PAULDING RECYCLING,INC.
                                    PROLER SOUTHWEST INC.
                                    PROLER STEELWORKS L.L.C.
                                    SALT RIVER RECYCLING, L.L.C.
                                    SCRAP PROCESSING, INC.
                                    SUPERIOR FORGE, INC.
                                    TROJAN TRADING CO.
                                    USA SOUTHWESTERN CARRIERS, INC.
                                    138 SCRAP ACQUISITION CORP.
                                    R & P HOLDINGS, INC.
                                    R & P REAL ESTATE, INC.
                                    CHARLES BLUESTONE COMPANY
                                    METAL MANAGEMENT GULF COAST, INC.


                                    By: /s/ David A. Carpenter
                                       ---------------------------------
                                        David A. Carpenter
                                        Vice President


                                    RESERVE IRON & METAL LIMITED PARTNERSHIP

                                    By:
                                        P. JOSEPH IRON & METAL, INC., its
                                        general partner


                                    By: /s/ David A. Carpenter
                                       ----------------------------------
                                        David A. Carpenter
                                        Vice President



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                                   ANNEX 1
                                     TO
                               AMENDMENT NO. 2
                          DATED AS OF JUNE 19, 1998

                            ADDITIONAL BORROWERS

1.  AEROSPACE METALS, INC.
2.  AMERICAN SCRAP PROCESSING, INC.
3.  BRIQUETTING CORPORATION OF AMERICA
4.  C SHREDDING CORP.
5.  CALIFORNIA METALS RECYCLING, INC.
6.  CIM TRUCKING, INC.
7.  COMETCO CORP.
8.  COZZI BUILDING CORPORATION
9.  COZZI IRON & METAL, INC.
10. EMCO TRADING, INC.
11. FERREX TRADING CORPORATION
12. FIRMA, INC.
13. FIRMA PLASTIC CO., INC.
14. HOUSTON COMPRESSED STEEL CORP.
15. HOUTEX METALS COMPANY, INC.
16. THE ISAAC CORPORATION
17. P. JOSEPH IRON & METAL, INC.
18. KANKAKEE SCRAP CORPORATION
19. MAC LEOD METALS CO.
20. METAL MANAGEMENT ARIZONA, INC.
21. METAL MANAGEMENT REALTY, INC.
22. PAULDING RECYCLING,INC.
23. PROLER SOUTHWEST INC.
24. PROLER STEELWORKS L.L.C.
25. SALT RIVER RECYCLING, L.L.C.
26. SCRAP PROCESSING, INC.
27. SUPERIOR FORGE, INC.
28. TROJAN TRADING CO.
29. USA SOUTHWESTERN CARRIERS, INC.
30. RESERVE IRON & METAL LIMITED PARTNERSHIP
31. 138 SCRAP ACQUISITION CORP.
32. R & P HOLDINGS, INC.
33. R & P REAL ESTATE, INC.
34. CHARLES BLUESTONE COMPANY
35. METAL MANAGEMENT GULF COAST, INC.